SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                             (Amendment No. 1)

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 15, 2000

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                     File No. 1-8009              36-3060977
(State of incorporation)     (Commission File Number)     (IRS Employer
                                                          Identification No.)




6718 West Plank Road, Peoria, Illinois                     61604
(Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code:     (309) 697-4400

The undersigned registrant hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2000 (the "Initial Form 8-K") by deleting paragraph (a)(1)(iv) appearing under Item 4 in the Initial Form 8-K and inserting a revised paragraph (a)(1)(iv) as set forth below. The undersigned registrant also supplements its disclosure under paragraph (a)(3) appearing under Item 4 in the Initial Form 8-K by adding the sentence set forth below. This amendment to the Initial Form 8-K also includes an updated letter from Arthur Andersen attached as Exhibit 16.1.

Item 4.  CHANGE IN REGISTRANTS' CERTIFYING ACCOUNTANT

Regulation S-K Item 304:

(a)(1)(iv): During the time that the audits of the Company's financial statements for each of the two fiscal years in the period ended December 31, 1999 were conducted and during the subsequent interim period preceding the change in the Company's independent auditors, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the matter in an audit report.

(a)(3): The Company provided Arthur Andersen a copy of this Amendment No. 1 to Form 8-K and requested that it furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in this Amendment No. 1 to Form 8-K. A copy of Arthur Andersen's letter to the Commission is attached as Exhibit 16.1 to this report.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits.


               Exhibit 16.1 Letter from Arthur Andersen regarding change in certifying accountant (supplemented to reflect Amendment No. 1)

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ROHN INDUSTRIES, INC.



Dated:  May 25, 2000           By:   /s/ Brian B. Pemberton
                                     ------------------------------
                                     Brian B. Pemberton
                                     President and Chief Executive Officer